UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          April 12, 2007
                                                 -------------------------------

            Securitized Asset Backed Receivables LLC Trust 2007-BR1
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                         (Exact name of issuing entity)

                    Securitized Asset Backed Receivables LLC
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              (Exact name of depositor as specified in its charter)

                               Sutton Funding LLC
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               (Exact name of sponsor as specified in its charter)

     Delaware                    333-138183-07                    37-1472598
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 (State or other             (Commission File Number            (IRS Employer
 jurisdiction of               of issuing entity)               Identification
incorporation of                                               No. of depositor)
    depositor)

        200 Park Avenue, New York, New York                       10166
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(Address of principal executive offices of depositor)    (Zip Code of depositor)

Depositor's telephone number, including area code     (212) 412-4000
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

         On April 12, 2007, Securitized Asset Backed Receivables LLC (the "Depositor") caused the issuance of the Securitized Asset Backed Receivables LLC Trust 2007-BR1 Mortgage Pass-Through Certificates, Series 2007-BR1 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Depositor, Barclays Capital Real Estate Inc. d/b/a HomEq Servicing, as servicer, and Deutsche Bank National Trust Company (the "Trustee"), as trustee. The Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1 and Class B-2 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $621,683,000, were sold to Barclays Capital Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated April 10, 2007, by and between the Depositor and the Underwriter.

         The Class X and Class P Certificates were sold by the Depositor to Securitized Asset Backed NIM Trust 2007-BR1 on April 12, 2007 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act, as part of the consideration for the Notes issued by Securitized Asset Backed NIM Trust 2007-BR1.

         Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.        Financial Statements, Pro Forma Financial Information and
                  Exhibits.

(c)      Exhibits

Exhibit 1 Underwriting Agreement, dated April 10, 2007, by and between the Depositor and the Underwriter.

Exhibit 4 Pooling and Servicing Agreement, dated as of March 1, 2007, by and among the Depositor, Barclays Capital Real Estate Inc. d/b/a HomEq Servicing, as servicer, and the Trustee.

Exhibit 10.1 Representations and Warranties Agreement, dated as of April 12, 2007, between Barclays Bank PLC and the Depositor (included as Exhibit O to Exhibit 4).

Exhibit 10.2 Interest Rate Swap Agreement, dated April 12, 2007, between Barclays Bank PLC, as swap provider, and the Trustee on behalf of Securitized Asset Backed Receivables LLC Trust 2007-BR1 (included as Exhibit T to Exhibit 4).

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 7, 2007                       SECURITIZED ASSET BACKED RECEIVABLES LLC

                                        By:          /s/ Paul Menefee
                                           -------------------------------------
                                           Name:    Paul Menefee
                                           Title:   Vice President and Chief
                                                    Accounting Officer

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.       Description                                    Electronic (E)
-----------       -----------                                    --------------

1                 Underwriting Agreement, dated April 10, 2007,        (E)
                  by and between the Depositor and the
                  Underwriter.

4                 Pooling and Servicing Agreement, dated as of         (E)
                  March 1, 2007, by and among the Depositor, Barclays Capital Real Estate Inc. d/b/a HomEq
                  Servicing, as servicer, and the Trustee.

10.1              Representations and Warranties Agreement,            (E)
                  dated as of April 12, 2007, between  Barclays
                  Bank PLC and the Depositor (included as
                  Exhibit O to Exhibit 4).

10.2              Interest Rate Swap Agreement, dated                  (E)
                  April 12, 2007, between Barclays Bank PLC, as swap provider, and the Trustee on behalf of Securitized Asset Backed Receivables LLC
                  Trust 2007-BR1 (included as Exhibit T to
                  Exhibit 4).